                                                                 Exhibit 10.10.3


                               AMENDMENT NUMBER 3

                                McGRATH RENTCORP

                          EMPLOYEE STOCK OWNERSHIP PLAN

         Pursuant to and in accordance with the provisions of Section 19 of the McGrath RentCorp Employee Stock Ownership Plan (the "Plan"), the Board of Directors of McGrath RentCorp (the "Company") does hereby amend said Plan as follows:

Subsection 1(b): This Subsection is amended by adding the following new paragraph to the end of this Subsection:

                           "Effective for all Plan Years beginning after December 31, 2001, this Plan reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), intended as good faith compliance with the requirements of EGTRRA. Such EGTRRA provisions, if applicable, shall be construed in accordance with EGTRRA and the guidance issued thereunder, and shall supercede those specific provisions of the Plan to the extent those provisions are inconsistent with the EGTRRA provisions."

Section 2: The definition of "COVERED COMPENSATION" is amended by adding the following to the end of this definition:

                 "However, the Covered Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with
                 Section 401(a)(17)(B) of the Code. Covered Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year."

Section 2: The definitions of "ELIGIBLE RETIREMENT PLAN" and "ELIGIBLE ROLLOVER DISTRIBUTION" are amended to read as follows:


         "ELIGIBLE RETIREMENT PLAN

                 "An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                 Section 408(b) of the Code, an annuity plan described in
                 Section 403(a) of the Code, or a qualified trust described in
                 Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 "For purposes of distributions made after December 31, 2001, the definition of Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee under a qualified Domestic Relation Order, as defined in Section 414(p) of the Code."

         "ELIGIBLE ROLLOVER DISTRIBUTION

                 "Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any hardship distribution, including but not limited to a hardship distribution, described in Section 401(k)(2)(B)(i)(IV), any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

                 "Notwithstanding the foregoing, effective for all distributions made after December 31, 2001, for purposes of Section 14(h) of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable."

Section 4: This Section is amended by adding the following two provisions to the end of this Section:

                  "Omission of Eligible Employee.

                           "If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted, and discovery of such omission is not made until after a Contribution by the Employer for the Plan Year has been made, the Employer shall make a subsequent Contribution with respect to the omitted Employee in the amount which the Company would have contributed if he or she had not been omitted. Such Contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under the applicable provisions of the Code.

                  "Inclusion of Ineligible Employee.

                           "If, in any Plan Year, any Employee who should not have been included as a Participant in the Plan is erroneously included, and discovery of such incorrect inclusion is not made until after a Contribution by the Company for the year has been made, the Company shall not be entitled to recover the Contribution made with respect to the ineligible Employee regardless of whether a deduction is allowable with respect to such Contribution. In such event, the amount contributed with respect to the ineligible Employee shall constitute a Forfeiture for the Plan Year in which the discovery is made."

Subsection 11(b)(1):       This Subsection is amended by adding the following
paragraph to the end of this Subsection:

                  "Notwithstanding the foregoing, for Limitation Years beginning after December 31, 2001, except to the extent permitted under Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  "(i) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

                  "(ii) 100 percent of the Participant's compensation, within the meaning of Section 415(c)(3)of the Code, for the Limitation Year.

                  "The compensation limit referred to in (ii) shall not apply to any Contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419(A)(f)(2) of the Code) which is otherwise treated as an Annual Addition."

Subsection 14(e): This Subsection is amended by adding the following new sentence to follow after the first sentence of this Subsection:

         "For all distributions made after December 31, 2001, with respect to all Participants, the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the Plan Benefit, if any, attributable to any rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code."

Subsection 14(f): This Subsection is deleted in its entirety and replaced with the following:

                  "(f)     Required Commencement of Benefit Distribution.

                           "(1)    Distribution of a Participant's Plan Benefit
         shall commence not later than sixty (60) days after the Anniversary Date coinciding with or next following the latest of (1) the Participant's Retirement, (2) the tenth (10th) anniversary of the date the Participant became a Participant, or (3) the Participant's separation from service.

                                   "If the amount of a Participant's Plan
         Benefit cannot be determined (by the Committee) by the date on which a distribution is to commence, or the Participant cannot be located, distribution of the Participant's Plan Benefit shall commence within sixty (60) days after the date on which the Participant's Plan Benefit can be determined or after the date on which the Committee locates the Participant.

                           "(2)    The distribution of the Plan Benefit of any
         Participant who attains age seventy and one-half (70 1/2) in a calendar year must commence not later than April 1 of the next calendar year (even if the Participant has not terminated). Effective for all Plan Years beginning on or after January 1, 1998, except in the case of a five percent (5%) owner (as defined in Section 416(i)(1)(B)(i) of the Code), distributions shall commence in accordance with Subsection 14(f)(2) unless the Participant elects otherwise. In the event a Participant elects not to receive the distributions, or in the case of a Participant (other than a five percent (5%) owner) who has begun receiving distributions in accordance with this Subsection who elects to cease receiving such distributions, the distributions shall commence (or recommence) no later than April 1 of the calendar year following the calendar year in which the Participant separates from service with the Employer. All distributions made under this Subsection 14(f)(2) shall be determined and made in accordance with the Proposed Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Regulations.

                           "Notwithstanding the foregoing, effective for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, all distributions made under this Subsection 14(f) shall be determined and made in accordance with the final and temporary regulations under 401(a)(9), pursuant to Rev. Proc. 2002-29."

Section 14:       This Section is amended by adding the following new Subsection
(k) to this Section:

         "(k)     Automatic Rollovers.

                  "Any distribution in excess of $1,000 may be made by transferring the amount to be distributed to an individual retirement plan designated by the Plan Committee, unless the Participant or Beneficiary entitled to receive the distribution elects (1) to receive the distribution directly, or (2) to have the distribution paid directly to another Eligible Retirement Plan as described in Section 10 of the Plan. The requirement of this paragraph shall not be effective until the effective date of regulations issued by the Department of Labor with respect to the requirements of the Plan Committee's selection of individual retirement plans."

Section 21:       This Section is replaced in its entirety with the following:

         "Section 21.  TOP-HEAVY RULES.

                  "(a)     Purpose and Effect

                           "The purpose of this Section 21 is to comply with the
                  requirements of Section 416 of the Code. The provisions of this Section 21 are effective for each Plan Year beginning on or after the Effective Date in which the Plan is a `Top-Heavy Plan' within the meaning of Section 416(g) of the Code.

                  "(b)     Top-Heavy Plan

                           "In general, the Plan will be a Top-Heavy Plan for
                  any Plan Year if, as of the `Determination Date' (that is, the last day of the preceding Plan Year), the sum of the amounts in paragraphs (i), (ii) and (iii) below for Key Employees exceeds sixty percent of the sum of such amounts for all Employees who are covered by this Plan or by a defined contribution plan or defined benefit plan that is aggregated with this Plan in accordance with Section 21(d):

                           "(i)     The aggregate Account balances of
                                    Participants under this Plan.

                           "(ii)    The aggregate Account balances of
                                    Participants under any other defined
                                    contribution plan included under Section
                                    21(d).

                           "(iii) The present value of the cumulative accrued benefits of Participants calculated under any defined benefit plan included in Section 21(d).

                           "In making the foregoing determination: (i) a
                  Participant's Account balances or cumulative accrued benefits shall be increased by the aggregate distributions, if any, made with respect to the Participant during the 5-year period (or, for Plan Years commencing after 2001, the 1-year period, except with respect to in-service distributions, for which the 5-year period shall continue to apply) ending on the Determination Date, including distributions under a terminated plan that, if it had not been terminated, would have been required to be included in the aggregation group, (ii) the Account balances or cumulative accrued benefits of a Participant who was previously a Key Employee, but who is no longer a Key Employee, shall be disregarded, (iii) the Account balances or cumulative accrued benefits of a Beneficiary of a Participant shall be considered Accounts or accrued benefits of the Participant, (iv) the Account balances or cumulative accrued benefits of a Participant who has not performed services for an Employer or an Affiliated Company at any time during the 5-year period (or, for Plan Years commencing after 2001, the 1-year period) ending on the Determination Date shall be disregarded and (v) any rollover contribution (or similar transfer) from a plan maintained by a corporation other than an Employer under this Plan initiated by a Participant shall not be taken into account as part of the Participant's aggregate Account balances under this Plan.

                  "(c)     Key Employee

                           "In general, a `Key Employee' is an Employee (or a
                  former or deceased Employee) who, at any time during the Plan Year (or, for Plan Years commencing before 2002, for any of the 4 preceding Plan Years), is or was:

                           "(i) for Plan Years commencing before 2002, an officer of an Employer having annual compensation greater than fifty percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year; for Plan Years commencing after 2001, an officer of the Employer having annual compensation greater than $130,000, as adjusted from time to time by the Internal Revenue Service; provided that, for purposes of this paragraph, no more than fifty Employees of the Employer (or, if lesser, the greater of three Employees or ten percent of the Employees) shall be treated as officers;

                           "(ii) for Plan Years commencing before 2002, one of the ten Employees who have annual compensation from an Employer of more than the limitation in effect under Code Section 415(c)(1)(A) (the defined contribution maximum) for that year and owning or considered as owning, within the meaning of
                                    Section 318 of the Code, the largest
                                    interests in the Employer; provided that if two Employees have the same interest in the Employer, the Employee having greater annual compensation from the Employer shall be treated as having a larger interest;

                           "(iii) a five percent or greater owner of an Employer; or

                           "(iv) a one percent or greater owner of an Employer having annual compensation from the Employer of more than $150,000 (as adjusted by the Internal Revenue Service).

                           "For purposes of this Section 21, the term
                  'compensation' means compensation as defined by Code Section 414(q)(7).

                  "(d)     Aggregated Plans

                           "Each other defined contribution plan and defined
                  benefit plan maintained by an Employer that covers a Key Employee as a Participant or that is maintained by an Employer in order for a plan covering a Key Employee to satisfy Section 401(a)(4) or 410 of the Code shall be aggregated with this Plan in determining whether this Plan is top-heavy. In addition, any other defined contribution or defined benefit plan of an Employer may be included if all such plans that are included, when aggregated, will not discriminate in favor of officers, shareholders or Highly Compensated Employees and will satisfy all of the applicable requirements of Sections 401(a)(4) and 410 of the Code.

                  "(e)     Minimum Vesting

                           "For any Plan Year in which the Plan is a Top-Heavy
                  Plan, the vested percentage of a Participant's Accounts shall not be less than the percentage determined under the following table:

                                                                       Vested
                  Years of Service                                   Percentage
                  ----------------                                   ----------
                  Less than 2                                             0
                            2                                            20
                            3                                            40
                            4                                            60
                            5                                            80
                    6 or more                                           100

                           "If the foregoing provisions of this Section 21(e)
                  become effective, and the Plan subsequently ceases to be a Top-Heavy Plan, the Participant's vested Accounts shall not be reduced, and each Participant who has then completed three or more Years of Service may elect to continue to have the vested percentage of such Participant's Accounts determined under the provisions of this Section.

                  "(f)     Minimum Employer Contribution

                           "Subject to the following provisions of this Section
                  and Section 21(g), for any Plan Year in which the Plan is a Top-Heavy Plan, the Employer Contribution credited to each Participant who is not a Key Employee shall not be less than 3 percent of such Participant's compensation from the Employers for that year. In no event, however, shall the total Employer Contribution credited in any year to a Participant who is not a Key Employee (expressed as a percentage of such Participant's compensation from the Employers) be required to exceed the maximum total Employer Contribution credited in that year to a Key Employee (expressed as a percentage of such Key Employee's compensation from the Employers). Contributions made by an Employer under the Plan pursuant to Participants' income deferral authorizations shall not be deemed Employer Contributions for purposes of this Section. For Plan Years commencing after 2001, employer matching contributions (as defined in Code Section 401(m)(4)(A)) shall be taken into account for purposes of this paragraph. The amount of minimum Employer Contribution otherwise required to be allocated to any Participant for any Plan Year under this Section shall be reduced by the amount of Employer Contributions allocated to such Participant for a Plan Year ending with or within that Plan Year under any other tax-qualified defined contribution plan maintained by an Employer.

                  "(g)     Coordination of Benefits

                           "For any Plan Year in which the Plan is top-heavy, in
                  the case of a Participant who is a non-Key Employee and who is a Participant in a top-heavy tax-qualified defined benefit plan that is maintained by an Employer and that is subject to
                  Section 416 of the Code, Section 21(f) shall not apply, and the minimum benefit to be provided to each such Participant in accordance with this Section 21 and Section 416(c) of the Code shall be the minimum annual retirement benefit to which such Participant is entitled under such defined benefit plan in accordance with such Section 416(c), reduced by the amount of annual retirement benefit purchasable with such Participant's Accounts (or portions thereof) attributable to Employer Contributions under this Plan and any other tax-qualified defined contribution plan maintained by an Employer."

         Except as otherwise indicated, this Amendment to said Plan shall be effective as of January 1, 2002.

                                                 McGRATH RENTCORP



Date:  November 22, 2002                         By /s/ DENNIS C. KAKURES
                                                    ---------------------
                                                    Dennis C. Kakures, President



(SEAL)